SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):

                                  May 11, 2001

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                   000-23961                  41-1810301
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                           Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.        Financial Statements and Exhibits

            Ex. 20a Series 1997-1 April Certificateholders' Statement

            Ex. 20b       Series 1997-2 April Certificateholders' Statement

            Ex. 20c       Series 1998-3 April Securityholder's Statement

            Ex. 20d       Series 1999-1 April Securityholder's  Statement

            Ex. 20e       Series 1999-2 April Securityholder's Statement

            Ex. 20f       Series 1999-3 April Securityholder's Statement

            Ex. 20g       Series 2000-1 April Securityholders's Statement

            Ex. 20h       Series 2000-2 April Securityholder's Statement

            Ex. 20i       Series 2000-3 April Securityholder's Statement

            Ex. 20j       Series 2001-1 April Securityholder's Statement


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METRIS RECEIVABLES, INC.



                                      By s/s Ralph A. Than
                                        ----------------------------------
                                        Ralph A. Than
                                        Senior Vice President, Treasurer




Dated:  May 11, 2001